Janus Henderson Global Technology and Innovation Fund

Schedule of Investments (unaudited)

June 30, 2020

Shares or Principal Amounts		Value
Common Stocks – 95.3%
Aerospace & Defense – 0.2%
Axon Enterprise Inc*	89,179	$8,751,135
Electronic Equipment, Instruments & Components – 0.5%
Cognex Corp	400,147	23,896,779
Entertainment – 1.7%
Netflix Inc*	173,309	78,862,527
Equity Real Estate Investment Trusts (REITs) – 4.1%
American Tower Corp	235,967	61,006,908
Crown Castle International Corp	319,507	53,469,496
Equinix Inc	106,594	74,860,966
		189,337,370
Information Technology Services – 11.7%
Adyen NV (144A)*	13,507	19,676,571
Fidelity National Information Services Inc	616,100	82,612,849
Global Payments Inc	126,445	21,447,601
GoDaddy Inc*	281,456	20,639,169
Mastercard Inc	607,805	179,727,939
Okta Inc*	55,854	11,183,646
PayPal Holdings Inc*	137,857	24,018,825
Shift4 Payments Inc - Class A*	137,376	4,876,848
Twilio Inc*	136,522	29,955,657
Visa Inc	501,531	96,880,743
WEX Inc*	78,773	12,998,333
Wix.com Ltd*	153,714	39,384,601
		543,402,782
Interactive Media & Services – 8.2%
Alphabet Inc - Class C*	70,803	100,087,829
Facebook Inc*	568,142	129,008,004
Match Group Inc*,#	285,334	30,545,005
Snap Inc*	627,779	14,746,529
Tencent Holdings Ltd	1,688,100	108,435,888
		382,823,255
Internet & Direct Marketing Retail – 9.5%
Alibaba Group Holding Ltd (ADR)*	598,498	129,096,019
Amazon.com Inc*	81,410	224,595,536
Etsy Inc*	202,240	21,483,955
Meituan Dianping*	945,700	21,007,663
MercadoLibre Inc*	45,863	45,210,370
		441,393,543
Leisure Products – 0.2%
Peloton Interactive Inc - Class A*	132,859	7,675,264
Media – 0.4%
Liberty Broadband Corp*	138,711	17,194,616
Professional Services – 0.9%
CoStar Group Inc*	60,807	43,213,711
Semiconductor & Semiconductor Equipment – 20.4%
ASML Holding NV	513,866	188,356,430
Cree Inc*	115,974	6,864,501
KLA Corp	246,938	48,024,502
Lam Research Corp	371,301	120,101,021
Microchip Technology Inc	998,848	105,188,683
Micron Technology Inc*	1,161,362	59,833,370
NVIDIA Corp	266,095	101,092,151
Silicon Laboratories Inc*	49,386	4,951,934
Taiwan Semiconductor Manufacturing Co Ltd	12,056,000	127,618,171
Texas Instruments Inc	1,169,846	148,535,347
Xilinx Inc	359,696	35,390,489
		945,956,599
Software – 28.6%
Adobe Inc*	472,249	205,574,712
Atlassian Corp PLC*	249,501	44,977,545
Autodesk Inc*	221,365	52,948,294
Avalara Inc*	335,229	44,615,628
Cadence Design Systems Inc*	954,666	91,609,749
Ceridian HCM Holding Inc*	234,407	18,581,443
Constellation Software Inc/Canada	26,362	29,770,183
Guidewire Software Inc*	171,648	19,027,181
Intuit Inc	65,885	19,514,478
Medallia Inc*	519,962	13,123,841
Microsoft Corp	1,823,174	371,034,141

Shares or Principal Amounts		Value
Common Stocks – (continued)
Software – (continued)
Nice Ltd (ADR)*	145,373	$27,510,387
Paylocity Holding Corp*	65,870	9,609,774
RealPage Inc*	235,970	15,340,410
RingCentral Inc*	93,693	26,703,442
SailPoint Technologies Holding Inc*	878,676	23,258,554
salesforce.com Inc*	818,999	153,423,083
ServiceNow Inc*	25,654	10,391,409
Tyler Technologies Inc*	84,301	29,242,331
Workday Inc*	172,129	32,250,089
Zendesk Inc*	1,023,778	90,635,066
		1,329,141,740
Specialty Retail – 0.3%
Vroom Inc*,#	290,765	15,160,487
Technology Hardware, Storage & Peripherals – 7.8%
Apple Inc	993,185	362,313,888
Wireless Telecommunication Services – 0.8%
T-Mobile US Inc*	340,845	35,499,007
Total Common Stocks (cost $2,429,026,886)		4,424,622,703
Preferred Stocks – 0%
Software – 0%
Magic Leap Inc - Series D*,¢,§ (cost $9,160,263)	339,269	282,611
Rights – 0%
Wireless Telecommunication Services – 0%
T-Mobile US Inc* (cost $0)	340,845	57,262
Investment Companies – 5.5%
Money Markets – 5.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº,£ (cost $257,333,277)	257,295,825	257,321,555
Investments Purchased with Cash Collateral from Securities Lending – 0.7%
Investment Companies – 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº,£	27,362,214	27,362,214
Time Deposits – 0.1%
Royal Bank of Canada, 0.0900%, 7/1/20	$6,840,553	6,840,554
Total Investments Purchased with Cash Collateral from Securities Lending (cost $34,202,767)		34,202,768
Total Investments (total cost $2,729,723,193) – 101.5%		4,716,486,899
Liabilities, net of Cash, Receivables and Other Assets – (1.5)%		(71,031,235)
Net Assets – 100%		$4,645,455,664

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,935,443,071	83.4%
China	258,539,570	5.5
Netherlands	208,033,001	4.4
Taiwan	127,618,171	2.7
Israel	66,894,988	1.4
Brazil	45,210,370	1.0
Australia	44,977,545	1.0
Canada	29,770,183	0.6

Total	$4,716,486,899	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/20
Investment Companies - 5.5%
Money Markets - 5.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	$870,798	$(9,501)	$(11,722)	$257,321,555

Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	731,027∆	-	-	27,362,214
Total Affiliated Investments - 6.1%	$1,601,825	$(9,501)	$(11,722)	$284,683,769

	Value at 9/30/19	Purchases	Sales Proceeds	Value at 6/30/20
Investment Companies - 5.5%
Money Markets - 5.5%
Janus Henderson Cash Liquidity Fund LLC, 0.1535%ºº	63,537,810	725,287,828	(531,482,860)	257,321,555
Investments Purchased with Cash Collateral from Securities Lending - 0.6%
Investment Companies - 0.6%
Janus Henderson Cash Collateral Fund LLC, 0.0368%ºº	-	97,545,195	(70,182,981)	27,362,214

Average Ending Monthly Market Value of Derivative Instruments During the Period Ended June 30, 2020

Market Value(a)
Forward foreign currency exchange contracts, sold	$ 7,482,771
Purchased options contracts, call	339,057
Written options contracts, put	689,782

(a) Forward foreign currency exchange contracts are reported as the average ending monthly currency amount sold.

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2020 is $19,676,571, which represents 0.4% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2020.

#	Loaned security; a portion of the security is on loan at June 30, 2020.

¢	Security is valued using significant unobservable inputs.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

§				Schedule of Restricted Securities (as of June 30, 2020)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
Magic Leap Inc - Series D	10/5/17	$9,160,263	$282,611	0.0%

The Fund has registration rights for certain restricted securities held as of June 30, 2020. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2020.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks
Information Technology Services	$523,726,211	$19,676,571	$-
Interactive Media & Services	274,387,367	108,435,888	-
Internet & Direct Marketing Retail	420,385,880	21,007,663	-
Semiconductor & Semiconductor Equipment	629,981,998	315,974,601	-
All Other	2,111,046,524	-	-
Preferred Stocks	-	-	282,611
Rights	57,262	-	-
Investment Companies	-	257,321,555	-
Investments Purchased with Cash Collateral from Securities Lending	-	34,202,768	-
Total Assets	$3,959,585,242	$756,619,046	$282,611

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2020 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.